EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of CarePayment Technologies, Inc. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof, I, Patricia J. Brown, Chief Accounting Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2012

/s/ Patricia J. Brown
Patricia J. Brown
Chief Financial Officer